Supplement dated July 19, 2024
to the following statutory prospectus(es):
NLIC Options Plus, NLIC Options Premier and NLIC Options dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
The following underlying mututal fund is offered as an investment option under the policy. The Current Expenses are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	VanEck VIP Trust – VanEck VIP Emerging Markets Bond Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.13%*	11.40%	4.07%	1.97%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-0904